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                                                                      EX-99.q.1a
                                    FORM OF
                          CERTIFICATE OF THE SECRETARY
                                       of
                               THE BRINSON FUNDS

                    RESOLUTION APPOINTING POWER OF ATTORNEY

     Pursuant to Paragraph 24 of Regulation S-K of the Securities Act of 1933, of The Brinson Funds, a Delaware business trust (the "Trust"), the undersigned does hereby certify the following:

     1. Attached hereto as incorporated by reference into the Trust's Registration Statement is a true and complete copy of a resolution adopted by the Board of Trustees of the Trust (the "Resolution") with respect to the Power of Attorney appointing Karl Hartmann, Lloyd Lipsett, Kathleen O'Neill, Eddie Wang, Paul Roselli and Kelli Meidhof (each with full power to act alone) as attorneys-in-fact for the Trust, and the Trustees, President, Principal Accounting Officer, Secretary and Treasurer of the Trust, for the purpose of executing and filing on behalf of the Trust all requisite papers and documents with the U.S. Securities and Exchange Commission (the "SEC") and the offices of the securities administrators of the states to comply with applicable federal and state securities laws, is hereby approved and may be executed by each designated officer.

     2. The Resolution was unanimously adopted by the Trust's Board of Trustees at the regularly scheduled Board Meeting held on August 23, 1999 and, unless subsequently amended by resolutions duly adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 23rd day of August, 1999.



(Trust Seal)


                                               ______________________________
                                               Carolyn M. Burke, Secretary
                                               The Brinson Funds
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                     Resolution Adopted on August 23, 1999
                       and Incorporated by Reference Into
                           the Registration Statement
                              of The Brinson Funds


                         APPOINTMENT POWER OF ATTORNEY



          RESOLVED, that the proposed Power of Attorney, in substantially the form presented to this meeting, appointing Karl Hartmann, Lloyd Lipsett, Kathleen O'Neill, Eddie Wang, Paul Roselli and Kelli Meidhof (each with full power to act alone) as attorneys-in-fact for The Brinson Funds (the "Trust"), and the Trustees, President, Principal Accounting Officer, Secretary and Treasurer of the Trust, for the purpose of executing and filing on behalf of the Trust all requisite papers and documents with the U.S. Securities and Exchange Commission (the "SEC") and the offices of the securities administrators of the states to comply with applicable federal and state securities laws, is hereby approved and may be executed by each designated officer.